UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 13, 2004 (July 31, 2004)


                            T-3 ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-19580                 76-0697390
-------------------------------- ------------------------ ---------------------
(State or other jurisdiction or  (Commission File Number)     (IRS Employer
         incorporation)                                   Identification Number)


                       13111 Northwest Freeway, Suite 500
                              Houston, Texas 77040
              (Address of Registrant's principal executive offices)

                                 (713) 996-4110
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective July 31, 2004, T-3 Energy Services, Inc. (the "Company") sold substantially all of the remaining assets of Moores Pump & Services, Inc.
("Moores  Pump"),  a wholly  owned  subsidiary,  to  Cormier-Millin,  Inc.  (the
"Buyer"). Moores Pump is a pump distribution and remanufacturing business. Pursuant to the terms of the Asset Purchase Agreement dated as of August 4, 2004 (the "Purchase Agreement"), by and among the Buyer, Moores Pump and the Company, the Buyer purchased substantially all of the assets of Moores Pump for a purchase price of approximately $602,000, subject to a purchase price adjustment after closing.

     The foregoing description of the terms of the asset sale does not purport to be a complete statement of the parties' rights or a complete explanation of the material terms of such agreement. Such description is qualified in its entirety by reference to the Purchase Agreement, copy of which is attached as exhibit hereto. See the Company's historical financial statements included in T-3 Energy Services, Inc.'s quarterly report on Form 10-Q for the quarter ended June 30, 2004 and its Annual Report on Form 10-K for the year ended December 31, 2003 for additional information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Unaudited Pro Forma Consolidated Financial Information

         Introduction to Unaudited Pro Forma Consolidated Financial Information

         Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004

         Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2004 and the year ended December 31, 2003

         Notes to Unaudited Pro Forma Consolidated Financial Information

(c)      Exhibits

          2.1 Asset Purchase Agreement for Moores Pump & Services, Inc. Assets dated as of August 4, 2004, among Cormier-Millin, Inc., Moores Pump & Services, Inc. and T-3 Energy Services, Inc.

          99.1 Press Release

Introduction to Unaudited Pro Forma Consolidated Financial Information

     The unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and six months ended June 30, 2004 give effect to the sale of Moores Pump, along with other dispositions made by the Company during 2004, (the "Businesses"), as if they had occurred on January 1, 2003. See further discussion of the other dispositions in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004. The unaudited pro forma consolidated balance sheet as of June 30, 2004 gives effect to the July 2004 dispositions as if the transactions occurred on June 30, 2004.

     The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet were derived by adjusting the historical consolidated financial statements of T-3 Energy Services, Inc., which includes the results of the Businesses. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of T-3 Energy Services, Inc.'s consolidated financial position or results of operations had the transactions been consummated on the date assumed and do not project T-3 Energy Services, Inc.'s consolidated financial position or results of operations for any future period or date.

     The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with T-3 Energy Services, Inc.'s historical consolidated financial statements and notes thereto included in T-3 Energy Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the quarter ended June 30, 2004.

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004
                     (in thousands except for share amounts)


                                                                                   PRO FORMA
                                                                  T-3             DISPOSITION
                                                               HISTORICAL          ADJUSTMENTS             PRO FORMA
                                                            ---------------     ----------------        ----------------
ASSETS
Current assets:
  Cash and cash equivalents                                 $            27     $          1,102 (a,b)  $          1,129
  Restricted cash                                                        30                   --                      30
  Trade accounts receivable, net                                     20,866                   --                  20,866
  Inventories                                                        15,600                   --                  15,600
  Notes receivable, current portion                                   1,339                   50 (b)              1,389
  Prepaid expenses and other                                          3,180                   --                   3,180
  Current assets of discontinued operations                           1,665               (1,665)(a,b)                --
  Deferred income taxes                                               4,486                   (2)(a)               4,484
                                                            ---------------     ----------------        ----------------
Total current assets                                                 47,193                 (515)                 46,678
Property and equipment, net                                          19,169                   --                  19,169
Notes receivable, less current portion                                  387                   --                     387
Goodwill, net                                                        68,020                   --                  68,020
Other intangible assets, net                                          1,221                   --                   1,221
Other assets                                                            442                   --                     442
                                                            ---------------     ----------------        ----------------
Total assets                                                $       136,432     $           (515)       $        135,917
                                                            ===============     ================        ================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                         $        10,447     $             --        $         10,447
   Accrued expenses and other                                         6,571                   50 (a,b)             6,621
   Current liabilities of discontinued operations                       568                 (568)(a)                  --
   Current maturities of long-term debt                               1,337                   --                   1,337
                                                            ---------------     ----------------        ----------------
Total current liabilities                                            18,923                 (518)                 18,405
Long-term debt, less current maturities                              12,058                   --                  12,058
Other long term liabilities                                             154                   --                     154
Deferred income taxes                                                 3,971                   --                   3,971
Commitments and contingencies
Stockholders' equity:
   Preferred stock, $.001 par value; 25,000,000 shares
         authorized, no shares issued and outstanding                    --                   --                      --
   Common stock, $.001 par value; 50,000,000 shares
         authorized, 10,581,986  shares  issued  and
         outstanding                                                     11                   --                      11
   Additional paid-in-capital                                       122,957                   --                 122,957
   Warrants                                                             853                   --                     853
   Retained deficit                                                 (22,495)                   3 (a,b)           (22,492)
                                                            ---------------     ----------------        ----------------
                  Total stockholders' equity                        101,326                    3                 101,329
                                                            ---------------     ----------------        ----------------
Total liabilities and stockholders' equity                  $       136,432     $           (515)       $        135,917
                                                            ===============     ================        ================

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                     (in thousands except per share amounts)

                                                                                  PRO FORMA
                                                             T-3                 DISPOSITION
                                                         HISTORICAL             ADJUSTMENTS (B)     PRO FORMA
                                                      ---------------          -----------------    ----------
Revenues
   Products                                           $        39,864          $              --    $   39,864
   Services                                                    11,665                         --        11,665
                                                      ---------------          -----------------    ----------
                                                               51,529                         --        51,529
Cost of revenues
   Products                                                    28,387                         --        28,387
   Services                                                     7,519                         --         7,519
                                                      ---------------          -----------------    ----------
                                                               35,906                         --        35,906
                                                      ---------------          -----------------    ----------
Gross profit                                                   15,623                         --        15,623

Operating expenses                                             11,863                         --        11,863
                                                      ---------------          -----------------    ----------
Income from operations                                          3,760                         --         3,760

Other (income) expense
   Interest expense                                             1,336                         --         1,336
   Interest income                                               (113)                        --          (113)
   Other                                                           58                         --            58
                                                      ---------------          -----------------    ----------
     Total other (income) expense                               1,281                         --         1,281
                                                      ---------------          -----------------    ----------
Income from continuing operations before provision
   for income taxes                                             2,479                         --         2,479
Provision for income taxes                                        957                         --           957
                                                      ---------------          -----------------    ----------
Income from continuing operations                     $         1,522          $              --    $    1,522
                                                      ===============          =================    ==========
Income from continuing operations per common share:
     Basic earnings per share                         $          0.14          $              --    $     0.14
                                                      ===============          =================    ==========
     Diluted earnings per share                       $          0.14          $              --    $     0.14
                                                      ===============          =================    ==========
Weighted average common shares outstanding:
     Basic                                                     10,582                                   10,582
     Diluted                                                   10,588                                   10,588


                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                     (in thousands except per share amounts)

                                                                             PRO FORMA
                                                             T-3             DISPOSITION
                                                          HISTORICAL         ADJUSTMENTS           PRO FORMA
                                                          ----------         ------------         ----------
Revenues
   Products                                               $  95,997          $ (11,276)(a)         $  84,721
   Services                                                  29,587             (4,047)(a)            25,540
                                                          ---------          ---------             ---------
                                                            125,584            (15,323)              110,261
Cost of revenues
   Products                                                  70,523            (10,234)(a)            60,289
   Services                                                  20,184             (3,457)(a)            16,727
                                                          ---------          ---------             ---------
                                                             90,707            (13,691)               77,016
                                                          ---------          ---------             ---------
Gross profit                                                 34,877             (1,632)               33,245

Operating expenses
   Impairment of goodwill                                    16,209            (15,175)(a)             1,034
   Selling, general and administrative                       27,710             (2,683)(a)            25,027
                                                          ---------          ---------             ---------
                                                             43,919            (17,858)               26,061

Income (loss) from operations                                (9,042)            16,226                 7,184

Other (income) expense
   Interest expense                                           3,126               --                   3,126
   Interest income                                             (256)              --                    (256)
   Write-off of acquired note receivable                      3,491               --                   3,491
   Other                                                        427                (78)(a)               349
                                                          ---------          ---------             ---------
     Total other (income) expense                             6,788                (78)                6,710
                                                          ---------          ---------             ---------
Income (loss) from continuing operations before
   provision for income taxes                               (15,830)            16,304                   474
Provision for income taxes                                    1,120                367 (a)             1,487
                                                          ---------          ---------             ---------
Loss from continuing operations                           $ (16,950)         $  15,937             $  (1,013)
                                                          =========          =========             =========
Loss from continuing operations per common share:
     Basic loss per share                                 $   (1.60)         $    1.51             $   (0.09)
                                                          =========          =========             =========
     Diluted loss per share                               $   (1.60)         $    1.51             $   (0.09)
                                                          =========          =========             =========
 Weighted average common shares outstanding:
      Basic                                                  10,582                                   10,582
      Diluted                                                10,582                                   10,582



NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) To record the Moores Pump disposition, including the elimination of the assets and liabilities sold and to reflect the receipt of the sales proceeds


                                                      (in thousands)
                                                      ---------------
   Sale proceeds                                      $       602
   Selling expenses                                           (25)
                                                      ---------------
                                                              577

   Net book value of assets & liabilities sold                571
                                                      ---------------

   Gain on sale of Sellers' assets                              6

   Income tax expense                                           2
                                                      ---------------

   Gain on sale net of tax                            $         4
                                                      ===============

(b) To record other July 2004 dispositions that are insignificant to the consolidated results of the Company under Regulation S-X. See further discussion in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) To eliminate the historical results of operations of the Company in connection with the Businesses being disposed of. In addition, the $15.2 million impairment of goodwill pro forma adjustment represents the portion of the T-3 historical December 2003 goodwill impairment related to the Businesses being disposed of.

(b) No pro forma disposition adjustments have been made to the consolidated statement of operations for the six months ended June 30, 2004, since the Businesses disposed of were reflected in discontinued operations in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    T-3 ENERGY SERVICES, INC.

                                    /s/ MICHAEL T. MINO
                                    --------------------
                                    Michael T. Mino,
                                    Corporate Controller




Date:  August 13, 2004

                                INDEX TO EXHIBITS

   Exhibit
   Number           Identification of Exhibit
   --------         -------------------------

     2.1 Asset Purchase Agreement for Moores Pump & Services, Inc. Assets dated as of August 4, 2004, among Cormier-Millin, Inc., Moores Pump & Services, Inc. and T-3 Energy Services, Inc.

    99.1  Press Release